Note 11 - VAT Receivable	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Notes to Financial Statements
VAT Accounts Receivable [Text Block]

Note 9. VAT Receivable

On January 1, 2021, VAT rules relating to imports and exports between the UK and EU changed as a result of the UK’s departure from the EU. As of March 31, 2024 and December 31, 2023, the Company recorded a receivable in the amount of approximately $357,000 and $342,000, respectively, for amounts available to reclaim against the tax liability from UK and EU countries.

Note 11. VAT Receivable

On January 1, 2021, VAT rules relating to imports and exports between the UK and EU changed as a result of the UK’s departure from the EU. As of   December 31, 2023 and 2022, the Company recorded a receivable in the amount of approximately $342,000 and $433,000, respectively, for amounts available to reclaim against the tax liability from UK and EU countries.